UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2011

ZORAN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-27246	94-2794449
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1390 Kifer Road

Sunnyvale, California 94086-5305

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 523-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Pursuant to the Agreement and Plan of Merger, dated as of February 20, 2011, by and among CSR plc (“CSR”), Zeiss Merger Sub, Inc., a wholly owned subsidiary of CSR, and Zoran Corporation (“Zoran”), completion of the merger proposed in the agreement is subject to approval of both Zoran and CSR’s shareholders and certain other conditions, including the requisite submissions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

On March 28, 2011, Zoran issued a press release announcing that its request for early termination of the waiting period applicable to the proposed merger under the HSR Act was granted, a copy of which is attached as Exhibit 99.1 to this Current Report Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2011

ZORAN CORPORATION

By:	/s/ Karl Schneider
	Name:	Karl Schneider
	Title:	Senior Vice President of Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 28, 2011.